UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2671

DWS Municipal Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

May 31, 2007

Annual Report
to Shareholders

DWS High Yield Tax Free Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the Fund could suffer losses on its derivative positions. This fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. Insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund's shares. A portion of the fund's returns may be subject to federal, state and local taxes and the alternative minimum tax. Finally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus supplement dated February 27, 2007 are 1.21%, 2.01%, 2.00% and 0.96% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the year ended May 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Returns shown for Class A, B and C shares for the periods prior to their inception on May 1, 2000 are derived from the historical performance of Class S shares of DWS High Yield Tax Free Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/07
DWS High Yield Tax Free Fund	1-Year	3-Year	5-Year	10-Year
Class A	5.03%	5.83%	5.60%	5.85%
Class B	4.31%	5.01%	4.78%	5.00%
Class C	4.31%	5.02%	4.80%	5.00%
Lehman Brothers Municipal Bond Index+	4.84%	4.87%	4.94%	5.60%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 5/31/07
DWS High Yield Tax Free Fund	1-Year	3-Year	Life of Class*
Institutional Class	5.40%	6.07%	5.51%
Lehman Brothers Municipal Bond Index+	4.84%	4.87%	4.43%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/07	$ 12.83	$ 12.84	$ 12.84	$ 12.85
5/31/06	$ 12.78	$ 12.78	$ 12.78	$ 12.79
Distribution Information: Twelve Months as of 5/31/07: Income Dividends	$ .59	$ .49	$ .49	$ .62
May Income Dividend	$ .0476	$ .0389	$ .0387	$ .0501
SEC 30-day Yield++ as of 5/31/07	3.66%	3.06%	3.06%	4.10%
Tax Equivalent Yield++ as of 5/31/07	5.63%	4.71%	4.71%	6.31%
Current Annualized Distribution Rate++ as of 5/31/07	4.37%	3.57%	3.55%	4.59%
++ The SEC yield is net investment income per share earned over the month ended May 31, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.03% for Class B had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. In addition, the current annualized distribution rate would have been 3.54%for Class B had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class A Lipper Rankings — High-Yield Municipal Debt Funds Category as of 5/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	69	of	82	84
3-Year	66	of	77	85
5-Year	42	of	70	60

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS High Yield Tax Free Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/07
DWS High Yield Tax Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,031	$11,318	$12,542	$16,867
	Average annual total return	.31%	4.21%	4.63%	5.37%
Class B	Growth of $10,000	$10,131	$11,381	$12,530	$16,286
	Average annual total return	1.31%	4.41%	4.61%	5.00%
Class C	Growth of $10,000	$10,431	$11,584	$12,641	$16,294
	Average annual total return	4.31%	5.02%	4.80%	5.00%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,484	$11,534	$12,724	$17,251
	Average annual total return	4.84%	4.87%	4.94%	5.60%

The growth of $10,000 is cumulative.

Growth of an Assumed $1,000,000 Investment
[] DWS High Yield Tax Free Fund — Institutional Class [] Lehman Brothers Municipal Bond Index+

Comparative Results as of 5/31/07
DWS High Yield Tax Free Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,054,000	$1,193,300	$1,292,500
	Average annual total return	5.40%	6.07%	5.51%
Lehman Brothers Municipal Bond Index+	Growth of $1,000,000	$1,048,400	$1,153,400	$1,228,300
	Average annual total return	4.84%	4.87%	4.43%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus supplement dated February 27, 2007 is 1.04% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the year ended May 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Average Annual Total Returns as of 5/31/07
DWS High Yield Tax Free Fund	1-Year	3-Year	5-Year	10-Year
Class S	5.36%	6.01%	5.74%	6.02%
Lehman Brothers Municipal Bond Index+	4.84%	4.87%	4.94%	5.60%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 5/31/07	$ 12.85
5/31/06	$ 12.79
Distribution Information: Twelve Months as of 5/31/07: Income Dividends	$ .62
May Income Dividend	$ .0503
SEC 30-day Yield++ as of 5/31/07	4.07%
Tax Equivalent Yield++ as of 5/31/07	6.26%
Current Annualized Distribution Rate++ as of 5/31/07	4.61%
++ The SEC yield is net investment income per share earned over the month ended May 31, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.73% had certain expenses not been reduced. Tax equivalent yield is based on the fund's yield and a marginal federal income rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. In addition, the current annualized distribution rate would have been 4.27% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — High-Yield Municipal Debt Funds Category as of 5/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	64	of	82	78
3-Year	62	of	77	80
5-Year	38	of	70	53
10-Year	6	of	42	14

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS High Yield Tax Free Fund — Class S [] Lehman Brothers Municipal Bond Index+

Yearly periods ended May 31
Comparative Results as of 5/31/07
DWS High Yield Tax Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,536	$11,913	$13,220	$17,941
	Average annual total return	5.36%	6.01%	5.74%	6.02%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,484	$11,534	$12,724	$17,251
	Average annual total return	4.84%	4.87%	4.94%	5.60%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, B, C and S shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2006 to May 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment (Including Interest Expense)* for the six months ended May 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/07	$ 1,005.30	$ 1,001.50	$ 1,001.40	$ 1,007.30	$ 1,006.80
Expenses Paid per $1,000**	$ 6.00	$ 9.83	$ 9.88	$ 4.75	$ 4.50
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/07	$ 1,018.95	$ 1,015.11	$ 1,015.06	$ 1,020.19	$ 1,020.44
Expenses Paid per $1,000**	$ 6.04	$ 9.90	$ 9.95	$ 4.78	$ 4.53
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS High Yield Tax Free Fund	1.20%	1.97%	1.98%	.95%	.90%
Expenses and Value of a $1,000 Investment (Excluding Interest Expense)* for the six months ended May 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/07	$ 1,005.30	$ 1,001.50	$ 1,001.40	$ 1,007.30	$ 1,006.80
Expenses Paid per $1,000**	$ 4.85	$ 8.68	$ 8.73	$ 3.60	$ 3.35
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/07	$ 1,020.09	$ 1,016.26	$ 1,016.21	$ 1,021.34	$ 1,021.59
Expenses Paid per $1,000**	$ 4.89	$ 8.75	$ 8.80	$ 3.63	$ 3.38
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS High Yield Tax Free Fund	.97%	1.74%	1.75%	.72%	.67%
* Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. The accounting treatment for such transactions includes corresponding interest income.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS High Yield Tax Free Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS High Yield Tax Free Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1983 and the fund in 1987.

Over 30 years of investment industry experience.

BA, MBA, University of Massachusetts at Amherst.

Rebecca L. Flinn

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1986 and the fund in 1998.

Over 20 years of investment industry experience.

BA, University of Redlands, California.

Philip G. Condon serves as lead portfolio manager of DWS High Yield Tax Free Fund. Rebecca L. Flinn is a portfolio manager. In the following interview, the DWS municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

Q: Will you describe the general market environment during the annual period ended May 31, 2007?

A: Municipal bonds delivered solid positive results over the full year, with most of the return coming over the first half of the period. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, delivered a total return of 4.84% for the 12 months ended May 31, 2007.1 The broad taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, delivered a total return of 6.66% for the same period.2

1 The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based, total-return index comprising more than 40,000 investment-grade, fixed-rate municipal bonds with maturities of at least 2 years.
2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns assume reinvestment of dividends and, unlike fund returns, do not included fees or expenses. It is not possible to invest directly into an index.

After increasing short-term interest rates by a quarter point at seventeen consecutive meetings, the US Federal Reserve Board (the Fed) held rates steady beginning in August 2006. This left the federal funds rate — the overnight interbank lending rate and a benchmark for interest rates generally — at 5.25% at the end of May 2007. Municipal yields declined over the first part of the fiscal period, only to rise as the year progressed. The period ended with short rates slightly above and long rates somewhat below where they started. Since a bond's yield moves in the opposite direction of its price, this meant that performance of municipal bonds was generally better earlier in the period.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. Supply nationally was heavy throughout the period. As long-term rates fell, supply accelerated, and issuance over the first five months of 2007 was 30 percent above last year's pace. On the demand side, the municipal market has continued to be influenced by institutional investors using nontraditional strategies to benefit in a leveraged fashion from disparities between the tax-free and taxable markets. In addition, there has been strong interest from foreign buyers due to attractive features of the municipal market such as a relatively steep yield curve and low volatility compared to other available markets. Positive flows into tax-free mutual funds have supported the market as well.

The municipal bond yield curve flattened during the fiscal year.3 The two-year bond yield increased 9 basis points from 3.59% to 3.68%, while the 30-year yield fell 28 basis points to 4.25% from 4.53%, resulting in a total flattening of 37 basis points. (See the graph below for municipal bond yield changes from the beginning to the end of the period.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.
Municipal Bond Yield Curve (as of 5/31/07 and 5/31/06)

Source: Municipal Market Data, AAA-rated universe

This chart is not intended to represent the yield of any DWS fund.

High-yield municipal bonds outperformed the broader municipal market over the annual period. Interest rates remain low by historical standards and investors continue to seek out higher-yielding, lower-quality investments. While the income advantage provided by below-investment-grade bonds has remained near historical lows, the search for any incremental yield helped support prices of these securities in the period. As a result, high-yield investors were able to benefit from a modest pickup in yield combined with price performance comparable to the investment-grade market.4

4 The yield spread is the difference between the yield of a municipal bond security and the yield of an AAA-rated municipal credit. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive.

Q: How did DWS High Yield Tax Free Fund perform for the 12-month period ended May 31, 2007?

A: DWS High Yield Tax Free Fund's Class A shares returned 5.03% for the period. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.) Its benchmark, the Lehman Brothers Municipal Bond Index, returned 4.84%, while the fund's average peer in the Lipper High Yield Municipal Debt Funds category gained 6.00%.5

5 The Lipper High Yield Municipal Debt Funds category includes funds that invest at least 50% of their assets in lower-rated municipal debt issues. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the High Yield Municipal Debt Funds category. For the one-, five- and 10-year periods, this category's average return was 6.00% (82 funds), 6.08% (70 funds) and 5.15% (42 funds), respectively, as of 5/31/07. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: How was the fund positioned, and how did this positioning contribute to its performance for the annual period ended May 31, 2007?

A: We continue to manage the fund for total return, while also seeking to provide shareholders with a relatively consistent level of income and to minimize taxable capital gains distributions. For much of the period, we maintained a relatively conservative posture. This translated into an underweighting of both lower quality and longer-maturity issues compared to many of our peers.

The fund's returns were somewhat constrained by our relative underweighting of lower-quality, higher-yielding bonds, which outperformed over the period.6 Overall, the yield advantage provided by high-yield issues has been at historical lows, and we did not feel that we could justify any significant tilt toward lower quality given the minimal incremental reward. At the end of the period, less than half of fund assets were invested in issues rated BBB or lower.7 Within the high-yield market, our modest exposure to airline issues helped performance, as spreads tightened over the period.8 In addition, our holdings of other transportation-related issues were buoyed by strong interest from foreign investors in infrastructure projects such as toll roads. The fund's exposure to health care-related issues hurt performance as spreads in that sector widened.

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
7 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA, and so forth. The lower the rating, the higher the probability of default.
8 Spread tightening is a narrowing of the yield advantage provided by lower quality debt issues.

We have been selectively purchasing new high-yield issues, focusing on issues with the strongest fundamentals in view of the tight spreads offered. Spreads began to show signs of widening over the period, and the fund is well positioned should this trend continue.

While we have maintained a conservative posture with respect to credit quality, we have at the same time employed intensive research in order to identify specific opportunities to pick up yield. In this vein, we purchased newly issued AAA-rated collateralized municipal debt obligations that provided a spread of more than 50 basis points versus comparable quality issues. We have also participated in new prepaid utility contract bond issuance, which we believed was priced favorably. In addition, we purchased floating rate notes with three month resets tied to LIBOR that offer attractive yields and low duration.9

9 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

We do not focus on trying to predict the overall level of interest rates, and we attempt to keep the fund's duration and overall interest rate sensitivity similar to that of its peers and its benchmark, the Lehman Brothers Municipal Bond Index.10 That said, we will shift the fund's relative exposure to shorter and longer maturities to reflect our view of where the best return opportunities lie. For much of the period, a flat yield curve significantly reduced the income advantage provided by longer-term issues. In fact, midway through the period, AAA-rated 30-year municipal bond yields were at their lowest levels in a generation. In this environment, we emphasized bonds with maturities in the 10- to 15-year range. Our lack of exposure for most of the period to the long end of the yield curve constrained performance to a degree, as the 30-year bond experienced the biggest decline in yield and corresponding price rise.

10 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

The fund's returns benefited from its exposure to issues that were prerefunded. When an issue is prerefunded, it generally experiences a credit upgrade as well as price appreciation. Performance also benefited from holdings of zero coupon bonds which experienced spread tightening.

As noted above, institutional investors using nontraditional strategies have been driving a fundamental shift in the dynamics of the municipal market. As a result, we believe the municipal yield curve can be expected to remain flatter than its history suggests is the norm. In addition, as their use in hedging strategies increases, municipal returns are becoming more influenced by those of other markets. We are monitoring these trends closely and factoring them into our decisions with respect to yield curve exposure and the degree to which we use hedging strategies to maximize returns.

At the end of the period, the 10-year municipal bond was yielding 80% of the comparable maturity Treasury bond, reflecting in our view a reasonably attractive valuation. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend and minimize capital gains distributions.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	5/31/07	5/31/06

Revenue Bonds	56%	64%
ETM/Prerefunded	27%	19%
General Obligation Bonds	13%	11%
Lease Obligations	4%	6%
	100%	100%
Quality	5/31/07	5/31/06

AAA	50%	40%
AA	8%	6%
A	11%	13%
BBB	9%	23%
BB	2%	—
B	2%	—
CCC	2%	—
Not Rated	16%	18%
	100%	100%
Effective Maturity	5/31/07	5/31/06

Less than 1 year	10%	16%
1-4.99 years	33%	27%
5-7.99 years	30%	38%
8-14.99 years	26%	18%
Greater than 15 years	1%	1%
	100%	100%

Weighted average effective maturity: 5.67 and 5.83 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Top Five State Allocations (% of Investment Portfolio)	5/31/07	5/31/06

California	15%	18%
Texas	14%	10%
New York	7%	9%
Massachusetts	7%	9%
Washington	6%	6%

Top five state allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 22. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2007

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 92.9%
Alabama 1.2%
Birmingham, AL, Waterworks & Sewer Board Revenue:
Series A, 5.0%, 1/1/2020 (a)	1,505,000	1,604,647
Series A, 5.0%, 1/1/2021 (a)	825,000	878,279
Series A, 5.0%, 1/1/2022 (a)	1,130,000	1,200,218
Series A, 5.0%, 1/1/2023 (a)	1,110,000	1,178,076
Camden, AL, Industrial Development Board Revenue, Weyerhaeuser, Series A, 6.125%, 12/1/2024	1,000,000	1,090,820
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	3,700,000	3,980,830
Sylacauga, AL, Health Care Authority Revenue, Coosa Valley Medical Center, Series A, 6.0%, 8/1/2035	2,000,000	2,090,320
		12,023,190
Alaska 0.3%
Anchorage, AK, State General Obligation, 5.5%, 7/1/2018 (a)	2,680,000	2,879,097
Arizona 0.8%
Arizona, Health Facilities Authority Revenue, Banner Health, Series A, 5.0%, 1/1/2024	3,395,000	3,503,131
Arizona, Water & Sewer Revenue, Water Infrastructure Finance Authority, Series A, Prerefunded, 5.375%, 10/1/2013	3,625,000	3,842,753
		7,345,884
California 14.8%
California, Electric Revenue, Department of Water Resources and Power Supply, Series A, 5.875%, 5/1/2016	4,500,000	4,957,740
California, Multi-Family Housing Revenue, Communities Development Authority Revenue, East Valley Tourist, Series A, 9.25%, 10/1/2020	4,000,000	4,378,000
California, Public Works Board, Lease Revenue, Department of Mental Health, Series A, 5.5%, 6/1/2020	4,000,000	4,361,920
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series B, 5.625%, 6/1/2038	15,110,000	16,522,029
Series A-1, 5.75%, 6/1/2047	1,665,000	1,763,685
Series 2003-A-1, 6.75%, 6/1/2039	17,750,000	20,438,237
California, State General Obligation:
5.0%, 2/1/2020	11,105,000	11,665,691
5.25%, 2/1/2019	8,000,000	8,525,040
California, State Public Works Board, Lease Revenue, Department of Corrections, Series C, 5.5%, 6/1/2019	3,825,000	4,150,775
California, Whittier Union High School District, 5.0%, 8/1/2016 (a)	2,980,000	3,204,841
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency:
Series A, Prerefunded, 7.1%, 1/1/2011	4,415,000	4,857,913
Series A, Prerefunded, 7.15%*, 1/1/2014	2,875,000	3,166,640
Los Angeles County, CA, Public Works Financing Authority Lease Revenue, Master Project, Series A, 5.0%, 12/1/2017 (a)	5,310,000	5,684,302
Los Angeles, CA, Airport Revenue, Regional Airports Improvement Corporation Lease, Series C, AMT, 7.5%, 12/1/2024	6,035,000	6,836,267
Millbrae, CA, Senior Care Revenue, Magnolia of Millbrae Project, AMT, Series A, 7.375%, 9/1/2027	920,000	951,326
Sacramento, CA, Municipal Utility District Electric Revenue, Series R, 5.0%, 8/15/2015 (a)	11,220,000	12,097,741
Sacramento, CA, Project Revenue, City Financing Authority, Convention Center Hotel, Series A, 6.25%, 1/1/2030	3,985,000	4,131,927
San Joaquin Hills, CA, Transportation Corridor Agency:
Prerefunded, 7.6%, 1/1/2011	5,000,000	5,214,400
Prerefunded, 7.65%, 1/1/2012	15,000,000	15,647,400
Prerefunded, 7.65%, 1/1/2013	4,000,000	4,172,640
		142,728,514
Colorado 3.8%
Colorado, Health Facilities Authority Revenue, Adventist Health Sunbelt, Series D, 5.125%*, 11/15/2029	8,000,000	8,278,560
Colorado, Hospital & Healthcare Revenue, Health Facilities Authority, Hospital-Portercare Adventist Health, 6.625%, 11/15/2026	2,000,000	2,235,540
Colorado, Transportation/Tolls Revenue, Northwest Parkway Public Highway Authority, Series D, 7.125%, 6/15/2041	8,000,000	8,575,360
Denver, CO, Airport Revenue, AMT, Series D, 7.75%, 11/15/2013	9,775,000	10,763,546
Denver, CO, City & County Single Family Mortgage Revenue, Metro Mayors Caucus, AMT, 5.25%, 11/1/2040	4,000,000	4,145,880
Montrose, CO, Memorial Hospital Revenue, 6.375%, 12/1/2023	2,355,000	2,612,072
		36,610,958
Connecticut 1.4%
Mashantucket, CT, Project Revenue, Western Pequot Tribe:
Series B, 144A, Zero Coupon, 9/1/2010	2,000,000	1,723,000
Series B, 144A, Zero Coupon, 9/1/2011	2,000,000	1,635,540
Series B, 144A, Zero Coupon, 9/1/2012	2,000,000	1,555,140
Series B, 144A, Zero Coupon, 9/1/2013	2,000,000	1,471,560
Series B, 144A, Zero Coupon, 9/1/2014	2,000,000	1,394,140
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Western Pequot Tribe:
Series B, 144A, 5.7%, 9/1/2012	1,000,000	1,022,410
Series A, Prerefunded, 144A, 6.4%, 9/1/2011	1,490,000	1,514,525
Mohegan Tribe, CT, Gaming Authority, Priority Distribution, 144A, 5.25%, 1/1/2033	3,000,000	3,094,950
		13,411,265
Delaware 0.3%
Delaware, Industrial Development Revenue, 6.375%, 5/1/2027	2,000,000	2,117,580
Sussex County, DE, First Mortgage Revenue, Cadbury Lewes, Series A, 6.0%, 1/1/2035	1,000,000	1,042,120
		3,159,700
Florida 4.8%
Bayside, FL, Sales & Special Tax Revenue, Community Development District, Series A, 6.3%, 5/1/2018	455,000	470,133
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health Systems:
Series G, 5.125%, 11/15/2020	1,000,000	1,037,150
Series G, 5.125%, 11/15/2021	2,000,000	2,074,300
Series G, 5.125%, 11/15/2022	2,280,000	2,361,168
Series G, 5.125%, 11/15/2023	2,425,000	2,509,439
Highlands County, FL, Health Facilities Authority Revenue, Adventist Sunbelt, Series A, 6.0%, 11/15/2031	1,000,000	1,091,600
Highlands County, FL, Hospital & Healthcare Revenue, Health Facilities Authority, Adventist Hospital, Series D, 5.875%, 11/15/2029	4,000,000	4,424,120
Hillsborough County, FL, Hospital & Healthcare Revenue, Industrial Development Authority, University Community Hospital Project, Series A, 5.625%, 8/15/2019	3,425,000	3,529,634
Miami Beach, FL, Health Facilities Authority Hospital Revenue, Mount Sinai Medical Center, 144A, 6.75%, 11/15/2029	6,400,000	7,193,472
Orlando, FL, Greater Aviation Authority, Airport Facilities Revenue, Jet Blue Airways Corp., AMT, 6.5%, 11/15/2036	1,000,000	1,060,470
Port State Lucie, FL, Community Redevelopment Agency Revenue, City Center Project, 4.75%, 1/1/2023 (a)	10,540,000	10,763,553
South Florida, Water Management District, Certificates of Participation, 5.0%, 10/1/2025 (a)	3,745,000	3,916,708
South Miami, FL, Health Facilities Authority Hospital Revenue, Baptist Health South Florida Group:
5.0%, 8/15/2023	5,000,000	5,167,300
5.0%, 8/15/2024	1,000,000	1,031,810
		46,630,857
Georgia 1.0%
Americus-Sumter County, GA, Hospital & Healthcare Revenue, Hospital Authority, South Georgia Methodist, Series A, 6.375%, 5/15/2029	3,000,000	3,083,100
Athens-Clarke County, GA, Senior Care Revenue, Wesley Woods, 6.35%, 10/1/2017	1,235,000	912,863
Atlanta, GA, Tax Allocation, Princeton Lakes Project, 144A, 5.5%, 1/1/2031	1,235,000	1,258,193
Georgia, Municipal Electric Authority, Power Revenue:
Series 2005-Z, 5.5%	1,295,000	1,350,212
Series Z, Prerefunded, 5.5%, 1/1/2012	80,000	84,037
Rockdale County, GA, Resource Recovery Revenue, Development Authority, Visy Paper, Inc. Project, AMT, 7.4%, 1/1/2016	3,175,000	3,196,241
		9,884,646
Guam 0.1%
Government of Guam, Waterworks Authority, Water & Wastewater System Revenue, 5.5%, 7/1/2016	1,300,000	1,375,036
Illinois 1.6%
Chicago, IL, General Obligation, Series A, 5.25%, 1/1/2029 (a)	1,000,000	1,060,700
Illinois, Finance Authority Revenue, Three Crowns Park Plaza, Series A:
5.875%, 2/15/2026	1,225,000	1,288,761
5.875%, 2/15/2038	500,000	524,775
Illinois, Health Facilities Authority Revenue, Benedict State, Series 2003A-1, 6.9%, 11/15/2033	3,000,000	3,308,490
Kane County, IL, School District General Obligation, School District No. 129 Aurora West Side, Series A, 5.75%, 2/1/2018 (a)	4,370,000	4,716,454
Southern, IL, University Revenue, Housing & Auxiliary Facilities System, Series A, 5.0%, 4/1/2015 (a)	3,130,000	3,338,552
Winnebago County, IL, School District General Obligation, School District No. 122, Series 3, 6.45%, 6/1/2008 (a)	1,500,000	1,538,640
		15,776,372
Indiana 0.7%
Indiana, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Greenwood Village South Project, 5.625%, 5/15/2028	1,000,000	1,006,750
Indiana, Senior Care Revenue, Health Facilities Finance Authority, Franciscan Eldercare Community Services, 5.875%, 5/15/2029	2,300,000	2,338,249
North Manchester, IN, Senior Care Revenue, 7.25%, 7/1/2033	3,000,000	3,133,200
St. Joseph County, IN, Economic Development Revenue, Holy Cross Village, Notre Dame Project, Series A, 6.0%, 5/15/2026	235,000	249,873
		6,728,072
Iowa 0.8%
Cedar Rapids, IA, First Mortgage Revenue, Cottage Grove Place, Series A, 5.875%, 7/1/2028	5,335,000	4,414,179
Wapello County, IA, Hospital & Healthcare Revenue, Ottumwa Regional Health Center Project, 6.375%, 10/1/2031	3,000,000	3,333,630
		7,747,809
Kansas 2.1%
Lenexa, KS, Hospital & Healthcare Revenue, Series C, 6.875%, 5/15/2032	1,750,000	1,892,118
Manhattan, KS, Senior Care Revenue, Meadowlark Hills Retirement, Series A, 6.5%, 5/15/2028	1,000,000	1,060,080
Overland Park, KS, Industrial Development Revenue, Series A, 7.375%, 1/1/2032	8,000,000	8,685,600
Wichita, KS, Hospital & Healthcare Revenue:
Series 3, 5.5%, 11/15/2025	1,300,000	1,366,352
Series 3, 5.625%, 11/15/2031	3,750,000	3,958,612
Wyandotte County, KS, Unified Government Special Obligation Revenue, Sales Tax, Series B, 5.0%, 12/1/2020	3,600,000	3,729,852
		20,692,614
Kentucky 1.0%
Kentucky, Economic Development Finance Authority, Health System Revenue, Norton Healthcare:
Series A, Prerefunded, 6.625%, 10/1/2028	4,305,000	4,706,613
Series A, 6.625%, 10/1/2028	1,195,000	1,302,574
Kentucky, Transportation/Tolls Revenue, State Turnpike Authority, Revitalization Project, Series A, 5.5%, 7/1/2014 (a)	3,210,000	3,521,980
		9,531,167
Louisiana 0.6%
Louisiana, State General Obligation, Series C, 5.0%, 5/1/2022 (a)	5,000,000	5,285,250
Maryland 2.8%
Anne Arundel County, MD, General Obligation, National Business Park Project, Prerefunded, 144A, 7.375%, 7/1/2028	1,966,000	2,195,707
Baltimore County, MD, Oak Crest Village, Inc. Facility Revenue, Series A, 5.0%, 1/1/2027	2,000,000	2,034,200
Maryland, Higher Education Revenue, Collegiate Housing Foundation, Series A, Prerefunded, 5.75%, 6/1/2031	1,000,000	1,055,730
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	2,500,000	2,732,925
Maryland, Project Revenue, Economic Development Corp., Chesapeake Bay, Series B, 7.625%, 12/1/2022	12,000,000	13,186,560
Maryland, State Health & Higher Educational Facilities Authority Revenue, King Farm Presbyterian Community, Series B, 4.75%, 1/1/2013	5,000,000	5,007,350
Maryland, State Health & Higher Educational Facilities Authority Revenue, Washington Christian Academy:
5.25%, 7/1/2018	125,000	126,923
5.5%, 7/1/2038	600,000	612,288
		26,951,683
Massachusetts 5.1%
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project, AMT:
6.5%, 9/1/2035	3,955,000	4,095,482
8.0%, 9/1/2035	990,000	1,001,217
Massachusetts, Health & Educational Facilities Authority Revenue, Caritas Christi Obligation, Series B, 6.25%, 7/1/2022	1,750,000	1,895,442
Massachusetts, Health & Educational Facilities Authority Revenue, Milford-Whitinsville Hospital, Series D, 6.5%, 7/15/2023	2,685,000	3,011,577
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	3,800,000	4,662,030
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Partners Healthcare System, Series B, 5.125%, 7/1/2019	1,185,000	1,216,995
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, South Shore Hospital:
Series F, 5.625%, 7/1/2019	1,000,000	1,037,880
Series F, 5.75%, 7/1/2029	4,000,000	4,165,480
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,855,000	4,012,708
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Series B, 9.15%, 12/15/2023	2,000,000	2,468,200
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	7,450,000	8,164,455
Massachusetts, State Health & Educational Facilities Authority Revenue, Milford Regional Medical Center, Series E, 5.0%, 7/15/2022	2,250,000	2,279,317
Massachusetts, State Water Resources Authority, Series A, 5.25%, 8/1/2016 (a)	10,000,000	10,961,300
		48,972,083
Michigan 2.9%
Delta County, MI, Pollution Control Revenue, Economic Development Corp., Series A, 6.25%, 4/15/2027	5,000,000	5,512,100
Detroit, MI, Sales & Special Tax Revenue, Downtown Development Authority:
Zero Coupon, 7/1/2011	3,150,000	2,630,785
Zero Coupon, 7/1/2012	3,150,000	2,509,763
Detroit, MI, School District General Obligation:
Series A, 5.5%, 5/1/2016 (a)	1,500,000	1,607,910
Series A, 5.5%, 5/1/2018 (a)	1,565,000	1,677,586
Series A, 5.5%, 5/1/2019 (a)	1,200,000	1,286,328
Detroit, MI, Sewer Disposal Revenue, Series D, 4.184%*, 7/1/2032 (a)	1,650,000	1,649,175
Kalamazoo, MI, Industrial Development Revenue, Economic Development Corp., Series A, 7.5%, 5/15/2029	2,000,000	2,212,540
Kentwood, MI, Economic Development, Limited Obligation, Holland Home, Series A, 5.375%, 11/15/2036	2,000,000	2,038,540
Kentwood, MI, Industrial Development Revenue, Economic Development, Series A, 6.0%, 11/15/2032	1,750,000	1,837,745
Michigan, Senior Care Revenue, Strategic Fund Limited, 5.75%, 11/15/2018	1,500,000	1,549,920
Michigan, State Hospital Finance Authority Revenue, Henry Ford Health System, Series A, 5.0%, 11/15/2016	1,125,000	1,178,944
Saginaw, MI, Hospital & Healthcare Revenue, Hospital Finance Authority, Covenant Medical Center, Series F, 6.5%, 7/1/2030	2,000,000	2,148,340
		27,839,676
Minnesota 0.2%
Duluth, MN, Economic Development Authority, Health Care Facilities Revenue, Benedictine Health Systems, St. Mary:
5.375%, 2/15/2022	1,000,000	1,041,280
5.5%, 2/15/2023	1,000,000	1,049,590
		2,090,870
Mississippi 0.1%
Mississippi, Sales & Special Tax Revenue, Development Bank, Diamond Lakes Utilities, Series A, 6.25%, 12/1/2017	1,200,000	1,213,152
Missouri 2.1%
Florissant, MO, Industrial Development Revenue, Desmet Acquisition, Series A, 8.5%, 8/15/2030	6,600,000	7,264,224
Florissant, MO, Industrial Development Revenue, St. Catherine Acquisition, Series B, 9.0%, 8/15/2030	3,110,000	3,419,818
Kansas City, MO, Industrial Development Authority, Health Facilities Revenue, First Mortgage, Bishop Spencer, Series A, 6.5%, 1/1/2035	1,000,000	1,058,730
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	7,600,000	8,491,708
		20,234,480
Nebraska 0.3%
Nebraska, Central Plains Energy Project Revenue, Project No. 1, Series A, 5.25%, 12/1/2021	3,000,000	3,259,440
Nevada 1.7%
Clark County, NV, County General Obligation, 5.5%, 6/1/2015 (a)	5,000,000	5,304,100
Las Vegas, NV, Transportation/Tolls Revenue, Las Vegas Monorail Project, 7.375%, 1/1/2030	6,000,000	6,294,360
Reno, NV, Hospital Revenue, Renown Regional Medical Center Project, Series A, 5.0%, 6/1/2027	5,000,000	5,132,650
		16,731,110
New Hampshire 1.0%
New Hampshire, Health & Education Facilities Authority Revenue, Havenwood Heritage Heights, Series A, 5.35%, 1/1/2026	1,035,000	1,045,878
New Hampshire, Higher Education Revenue, Health & Educational Facilities Authority, New Hampshire College Issue, 7.4%, 1/1/2023	2,000,000	2,245,380
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, New Hampshire Catholic Charities, 5.8%, 8/1/2022	2,760,000	2,788,732
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, Rivermead at Peterborough:
5.5%, 7/1/2013	1,485,000	1,509,933
5.625%, 7/1/2018	1,615,000	1,647,138
		9,237,061
New Jersey 1.7%
Middlesex County, NJ, Pollution Control Authority Revenue, Pollution Control Amerada, 6.05%, 9/15/2034	1,000,000	1,079,860
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.75%, 6/15/2034	1,165,000	1,246,061
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue:
Series A, 5.0%, 7/1/2022 (a)	1,430,000	1,507,835
Series A, 5.0%, 7/1/2023 (a)	1,770,000	1,852,057
New Jersey, Economic Development Authority Revenue, United Methodist Homes, Series A-2, 6.625%, 7/1/2033	2,500,000	2,775,725
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,425,000	1,458,160
New Jersey, Tobacco Settlement Filing Corp., 6.25%, 6/1/2043	5,500,000	6,183,980
		16,103,678
New York 5.6%
Brookhaven, NY, Hospital & Healthcare Revenue, Industrial Development Authority, Memorial Hospital Medical Center, Series A, 8.25%, 11/15/2030	3,000,000	3,411,900
New York, Liberty Development Corp. Revenue, National Sports Museum Project, Series A, 6.125%, 2/15/2019	2,500,000	2,620,975
New York, State Agency General Obligation Lease, Metropolitan Transportation Authority, Series O, ETM, 5.75%, 7/1/2013	2,750,000	2,918,740
New York, State Dormitory Authority, Personal Income Tax Revenue, Series F, 5.0%, 3/15/2017 (a)	3,000,000	3,206,760
New York, State General Obligation, Tobacco Settlement Financing Corp., Series A-1, 5.5%, 6/1/2019	2,750,000	2,964,308
New York, State Thruway Authority, Highway & Bridge Trust Fund, Series B, 5.0%, 4/1/2016 (a)	2,500,000	2,682,875
New York, Transportation/Tolls Revenue, Transportation Authority, Series A, 5.75%, 7/1/2018	7,000,000	7,976,640
New York City, NY, Industrial Development Agency Revenue, Liberty-7, World Trade Center, Series A, 6.25%, 3/1/2015	8,000,000	8,447,440
New York City, NY, Industrial Development Agency, Special Facility Revenue, American Airlines, JFK International Airport:
AMT, 7.75%, 8/1/2031	5,000,000	6,028,400
AMT, 8.0%, 8/1/2028	3,000,000	3,671,130
New York, NY, General Obligation:
Series A-5, 3.73%*, 8/1/2031, Bank of Nova Scotia (b)	2,230,000	2,230,000
Series A, 7.0%, 8/1/2007	2,980,000	2,994,840
New York, NY, Hospital & Healthcare Revenue, Industrial Development Agency, British Airways PLC Project, AMT, 7.625%, 12/1/2032	1,500,000	1,662,465
New York, NY, Transitional Finance Authority, Series B, Prerefunded, 5.5%	2,000,000	2,127,158
Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project, 5.7%, 1/1/2028	1,250,000	1,272,763
		54,216,394
North Carolina 0.5%
North Carolina, Electric Revenue, Municipal Power Agency:
Series F, 5.5%, 1/1/2016	1,000,000	1,063,040
Series F, 5.5%, 1/1/2017	1,495,000	1,589,245
Series B, 6.375%, 1/1/2013	2,075,000	2,205,040
		4,857,325
North Dakota 0.4%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	3,750,000	4,092,337
Ohio 1.7%
Franklin County, OH, Hospital & Healthcare Revenue, Health Care Facilities, Ohio Presbyterian Retirement Service, Series A, 7.125%, 7/1/2029	1,000,000	1,125,120
Ohio, Industrial Development Revenue, Building Authority, Adult Correction Facilities, Series A, 5.5%, 10/1/2013 (a)	5,860,000	6,237,384
Ohio, Miami University, General Receipts, 5.0%, 9/1/2023 (a)	5,865,000	6,249,627
Ohio, Transportation/Tolls Revenue, Turnpike Authority, Series B, 5.5%, 2/15/2013 (a)	3,000,000	3,247,230
		16,859,361
Oregon 0.9%
Clackamas County, OR, North Clackamas School District No. 12, Series B, Zero Coupon, 6/15/2023 (a)	10,420,000	9,055,397
Pennsylvania 4.3%
Allegheny County, PA, Hospital & Healthcare Revenue, Hospital Development Authority, West Pennsylvania Allegheny Health Services:
Series B, 9.25%, 11/15/2022	2,000,000	2,375,220
Series B, 9.25%, 11/15/2030	4,630,000	5,498,634
Bucks County, PA, Industrial Development Authority, Retirement Community Revenue, Ann's Choice, Inc. Facility, Series A, 6.25%, 1/1/2035	2,250,000	2,383,358
Chester County, PA, Senior Care Revenue, Health & Education Facilities Authority, Jenners Pond, Inc. Project, 7.625%, 7/1/2034	1,750,000	2,060,625
Delaware County, PA, Project Revenue, Authority First Management, White Horse Village Project, Series A, 7.625%, 7/1/2030	1,000,000	1,112,510
Delaware Valley, PA, County General Obligation, Regional Financial Authority, 5.75%, 7/1/2017	6,250,000	7,017,562
Montgomery County, PA, Industrial Development Authority Revenue, Whitemarsh Continuing Care, 6.25%, 2/1/2035	2,400,000	2,537,256
Montgomery County, PA, Senior Care Revenue, Higher Education & Health Authority, Philadelphia Geriatric Center, Series A, 7.25%, 12/1/2027	3,125,000	3,409,594
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	5,095,000	5,468,616
Pennsylvania, Sales & Special Tax Revenue, Economic Development Financing Authority, Amtrak Project, AMT, Series A, 6.125%, 11/1/2021	700,000	745,115
Pennsylvania, State General Obligation, 5.0%, 1/1/2017	4,000,000	4,283,560
Westmoreland County, PA, Industrial Development Authority Revenue, Redstone Retirement Community, Series A, 5.875%, 1/1/2032	1,000,000	1,056,840
Westmoreland County, PA, Senior Care Revenue, Industrial Development Authority, Health Care Facilities-Redstone, Series B, 8.125%, 11/15/2030	3,000,000	3,395,490
		41,344,380
Puerto Rico 0.2%
Commonwealth of Puerto Rico, Government Development Bank, Series B, 5.0%, 12/1/2015	1,470,000	1,554,099
Rhode Island 0.2%
Rhode Island, Special Assessment Revenue, Series A, 6.125%, 6/1/2032	1,750,000	1,877,278
South Carolina 2.8%
Berkeley County, SC, General Obligation, School District:
Prerefunded, 5.5%, 1/15/2017 (a)	620,000	666,370
5.5%, 1/15/2017 (a)	8,350,000	8,974,496
Greenwood County, SC, Hospital & Healthcare Revenue, South Carolina Memorial Hospital, 5.5%, 10/1/2031	1,500,000	1,561,650
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Bon Secours Health Systems, Inc., Series A, 5.625%, 11/15/2030	5,000,000	5,259,450
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance:
Series C, Prerefunded, 7.0%, 8/1/2030	4,820,000	5,601,563
Series C, Prerefunded, 7.0%, 8/1/2030	600,000	695,688
Series A, Prerefunded, 7.375%, 12/15/2021	3,500,000	3,956,295
		26,715,512
South Dakota 0.1%
South Dakota, State Health & Educational Facilities Authority Revenue, Sanford Health, 5.0%, 11/1/2027	1,000,000	1,030,320
Tennessee 2.9%
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue:
5.0%, 12/15/2017	2,500,000	2,654,850
5.0%, 12/15/2018	2,160,000	2,297,376
Elizabethton, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board, Series B, 8.0%, 7/1/2033	3,000,000	3,483,450
Johnson City, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board Hospital, Series A, 7.5%, 7/1/2033	5,000,000	5,755,800
Shelby County, TN, Health Educational & Housing Facility Board, Hospital Revenue, Methodist Health Care:
EMT, 6.5%, 9/1/2026	1,870,000	2,101,020
Prerefunded, 6.5%, 9/1/2026	3,130,000	3,516,680
Tennessee, Energy Acquisition Corp., Gas Revenue, Series A, 5.25%, 9/1/2018	8,000,000	8,675,440
		28,484,616
Texas 11.6%
Abilene, TX, Hospital & Healthcare Revenue, Health Facilities, Sears Methodist Retirement Facilities, Series A, 7.0%, 11/15/2033	3,500,000	3,861,480
Abilene, TX, Senior Care Revenue, Health Facilities Development, Sears Methodist Retirement Facilities, Series A, 5.9%, 11/15/2025	2,500,000	2,549,125
Austin, TX, Project Revenue, Bergstrom Landhost Enterprises, Inc. Airport Hotel Project, Series A, 4.388%, 4/1/2027**	4,950,000	4,033,904
Bexar County, TX, Health Facilities Development Corp. Revenue, Army Retirement Residence:
5.0%, 7/1/2033	760,000	767,463
5.0%, 7/1/2037	580,000	584,547
Bryan, TX, Independent School District, School Building, 5.0%, 2/15/2026	3,345,000	3,522,218
Conroe, TX, Independent School District, School Building:
5.0%, 2/15/2024	3,710,000	3,898,060
5.0%, 2/15/2025	4,315,000	4,527,341
Fort Bend, TX, General Obligation, Independent School District, Series A, 5.25%, 8/15/2025	4,445,000	4,763,707
Frisco, TX, State General Obligation:
4.75%, 2/15/2021 (a)	5,170,000	5,343,040
4.75%, 2/15/2022 (a)	3,715,000	3,827,936
4.75%, 2/15/2023 (a)	3,880,000	3,989,028
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Herman Healthcare Systems, Series A, 5.125%, 12/1/2023	1,175,000	1,212,624
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Memorial Hermann Healthcare Systems, Series A, 6.375%, 6/1/2029	4,460,000	4,899,042
Hidalgo County, TX, Health Services, Mission Hospital:
Prerefunded, 6.75%, 8/15/2016	1,605,000	1,660,645
6.75%, 8/15/2016	1,895,000	1,949,159
Prerefunded, 6.875%, 8/15/2026	2,290,000	2,372,577
6.875%, 8/15/2026	2,710,000	2,786,232
Houston, TX, Transportation/Tolls Revenue, Special Facilities, Continental Airlines, Inc., AMT, Series E, 6.75%, 7/1/2029	10,100,000	10,825,584
Jefferson County, TX, County General Obligation:
5.75%, 8/1/2015 (a)	3,075,000	3,337,790
5.75%, 8/1/2017 (a)	1,185,000	1,281,092
Lubbock, TX, Health Facilities Development Corp. Revenue, First Mortgage Carillon Project, Series A, 6.5%, 7/1/2019	2,510,000	2,658,893
Plano, TX, Independent School District:
Prerefunded, 5.375%, 2/15/2016	3,300,000	3,471,468
5.375%, 2/15/2016	1,700,000	1,786,836
San Antonio, TX, Gas & Electric System, 5.375%, 2/1/2020	2,500,000	2,649,775
Tarrant County, TX, Cultural Educational Facilities Finance Corp. Revenue, Texas Health Resources, Series A, 5.0%, 2/15/2022	2,000,000	2,065,880
Tarrant County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	2,500,000	2,745,650
Texas, State Transaction Community Mobility Fund, Series A, 5.0%, 4/1/2024	5,000,000	5,275,900
Texas, Industrial Development Revenue, Waste Disposal Authority, AMT, Series A, 6.1%, 8/1/2024	5,000,000	5,311,550
Texas, Water & Sewer Revenue, Waste Disposal Authority, AMT, 6.65%, 4/1/2032	2,000,000	2,149,740
Tom Green County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Shannon Health System Project, 6.75%, 5/15/2021	1,000,000	1,074,950
Travis County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Ascension Health, Series A, Prerefunded, 6.25%, 11/15/2015 (a)	10,000,000	10,656,500
		111,839,736
Utah 0.2%
Salt Lake City, UT, Hospital & Healthcare Revenue, IHC Hospitals, Inc., 6.15%, 2/15/2012	2,000,000	2,173,780
Vermont 0.1%
Vermont, Multi-Family Housing Revenue, Housing Finance Agency, Northgate Project, AMT, 144A, 8.25%, 6/15/2020 (c)	830,000	830,805
Virginia 0.9%
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Authority, Greenspring Retirement Community, Series A, 7.25%, 10/1/2019	3,000,000	3,269,280
Virginia, Senior Care Revenue, 7.375%, 12/1/2032	3,500,000	4,173,575
Virginia, Tobacco Settlement Financing Corp., Series B1, 5.0%, 6/1/2047	1,000,000	980,170
		8,423,025
Washington 4.4%
Port Seattle, WA, Airport Revenue, Series B, AMT, 6.0%, 2/1/2014 (a)	4,885,000	5,426,746
Tacoma, WA, Electric Revenue, Series A, 5.75%, 1/1/2016 (a)	5,000,000	5,359,450
Washington, Electric Revenue, Energy Northeast Electric, Series A, 5.75%, 7/1/2018 (a)	3,500,000	3,786,615
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2, Series A, 6.3%, 7/1/2012	10,000,000	11,087,900
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 3, Series B, 7.125%, 7/1/2016	2,500,000	3,071,800
Washington, Various Purpose, Series 2007-A, 5.0%, 7/1/2023 (a)	10,000,000	10,571,500
Whatcom County, WA, General Obligation, Washington School District No. 503, 5.5%, 12/1/2014 (a)	3,375,000	3,598,763
		42,902,774
West Virginia 0.6%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center, 6.75%, 9/1/2030	980,000	1,059,782
West Virginia, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2030	4,020,000	4,404,915
		5,464,697
Wisconsin 1.8%
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority, Aurora Health Care, Inc., 6.875%, 4/15/2030	5,000,000	5,654,650
Wisconsin, State General Obligation, Series 1, 5.5%, 5/1/2014 (a)	8,410,000	9,206,847
Wisconsin, State Health & Educational Facilities Authority Revenue, Beaver Dam Community Hospitals, Inc., Series A, 6.75%, 8/15/2034	2,500,000	2,722,475
		17,583,972
Multi-State 0.5%
Non-Profit Preferred Funding Trust I, Series A1, 4.22%, 9/15/2037	5,000,000	4,946,850
Total Municipal Bonds and Notes (Cost $842,676,836)		898,696,322

Municipal Inverse Floating Rate Notes 13.5%
California 1.1%
California, State Department Water Resources, Power Supply Revenue, Series A, 5.375%, 5/1/2018 (a) (d)	3,750,000	4,048,031
Trust: California, Electric Revenue, Department Water Supply, Series 309, 144A, 6.725%, 5/1/2018, Leverage Factor at purchase date: 2 to 1
California, State Economic Recovery, Series A, 5.25%, 7/1/2015 (a) (d)	5,800,000	6,260,752
Trust: California, General Obligation, Economic Recovery, Series 926, 144A, 6.342%, 7/1/2015, Leverage Factor at purchase date: 2 to 1
		10,308,783
District of Columbia 1.2%
District of Columbia, Water & Sewer Authority, Public Utility Revenue, 6.0%, 10/1/2014 (a) (d)	8,440,000	9,497,448
Trust: District of Columbia, Water & Sewer Revenue, Water & Sewer Authority, RITES-PA-612A, 144A, 7.935%, 10/1/2014, Leverage Factor at purchase date: 2 to 1
District of Columbia, Water & Sewer Authority, Public Utility Revenue, 6.0%, 10/1/2016 (a) (d)	2,310,000	2,657,054
Trust: District of Columbia, Water & Sewer Revenue, Water & Sewer Authority, RITES-PA-612B, 144A, 7.935%, 10/1/2016, Leverage Factor at purchase date: 2 to 1 (a)
		12,154,502
Illinois 0.8%
Aurora, IL, Single Family Mortgage Revenue, Series C, AMT, 5.5%, 6/1/2045 (d)	7,000,000	7,393,610
Trust: Illinois, Puttable Floating Option Tax Exempt Receipts, RITES-PA-1499, 144A, AMT, 9.88%, 6/1/2045, Leverage Factor at purchase date: 4 to 1
Massachusetts 2.4%
Massachusetts, Municipal Wholesale Electric Company, Power Supply, System Revenue Project, Series 6-A, 5.25%, 7/1/2016 (a) (d)	5,915,000	6,281,237
Massachusetts, Municipal Wholesale Electric Company, Power Supply, System Revenue Project, Series 6-A, 5.25%, 7/1/2015 (a) (d)	1,955,000	2,075,221
Massachusetts, Municipal Wholesale Electric Company, Power Supply, System Revenue Project, Series 6-A, 5.25%, 7/1/2014 (a) (d)	1,880,000	1,995,609
Massachusetts, Municipal Wholesale Electric Company, Power Supply, System Revenue Nuclear Project, Series 5-A, 5.25%, 7/1/2015 (a) (d)	1,570,000	1,666,546
Massachusetts, Municipal Wholesale Electric Company, Power Supply, System Revenue Nuclear Project, Series 5-A, 5.25%, 7/1/2014 (a) (d)	4,250,000	4,511,350
Massachusetts, Municipal Wholesale Electric Company, Power Supply, System Revenue Nuclear Project, Series 4-A, 5.25%, 7/1/2015 (a) (d)	3,750,000	3,980,603
Massachusetts, Municipal Wholesale Electric Company, Power Supply, System Revenue Nuclear Project, Series 4-A, 5.25%, 7/1/2014 (a) (d)	2,250,000	2,388,362
Trust: Massachusetts, Electric Revenue, Wholesale Electrical Co. Power Supply, Series 674, 144A, 8.924%, 7/1/2016, Leverage Factor at purchase date: 4 to 1
		22,898,928
Michigan 0.2%
Michigan, State Building Authority Revenue, Project Series I, 5.50%, 10/15/2015 (d)	2,290,000	2,433,022
Trust: Michigan, State Agency General Obligation Lease, Building Authority, RITES-PA 899R, Series B, 144A, 6.96%, 4/15/2009, Leverage Factor at purchase date: 2 to 1
New Jersey 1.1%
New Jersey, Economic Development Authority Revenue, School Facilities Construction, Series G, 5.0%, 9/1/2019 (a) (d)	10,125,000	10,758,614
Trust: New Jersey, Economic Development Authority Revenue, RITES, Series PA-1253, 144A, 13.706%, 9/1/2011, Leverage Factor at purchase date: 10 to 1
New York 1.6%
New York, Metropolitan Transportation Authority Revenue, Series A, 5.50%, 11/15/2016 (a) (d)	10,000,000	10,810,400
Trust: New York, Municipal Securities Trust Certificates, Series 7000, Class B, 144A, 7.03%, 11/15/2016, Leverage Factor at purchase date: 2 to 1
New York, State, Dormitory Authority Revenues, Mental Health Services, Series B, 6.0%, 8/15/2016 (a) (d)	3,780,000	4,243,806
Trust: New York, Senior Care Revenue, Dormitory Authority, Series 310, 144A, 7.945%, 2/15/2010, Leverage Factor at purchase date: 2 to 1
		15,054,206
Texas 3.4%
Dallas, Fort Worth Texas, International Airport Revenue, Series A, 5.50%, 11/1/2020 (a) (d)	7,125,000	7,646,283
Trust: Dallas, TX, Airport Revenue, International Airport, Series 350, AMT, 144A, 6.902%, 5/1/2011, Leverage Factor at purchase date: 2 to 1
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Series B, 4.298%, 12/15/2026 (d)	5,350,000	5,347,325
Trust: Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, RITES-PA-1439, 144A, 4.546%, 12/15/2026, Leverage Factor at purchase date: 2 to 1
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Series B, 4.148%, 12/15/2017 (d)	20,000,000	19,990,000
Trust: Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, RITES-PA-1447, 144A, 16.71%, 12/15/2017, Leverage Factor at purchase date: 5 to 1
		32,983,608
Washington 1.7%
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2, 8.395%*, 7/1/2012, Leverage Factor at purchase date: 2 to 1	3,000,000	3,395,520
Washington, Energy Northwest, Electric Revenue, Columbia Generating, Series A, 5.375%, 7/1/2015 (a) (d)	12,500,000	13,305,875
Trust: Washington, Energy Northwest, Electric Revenue, RITES-PA 825, 6.69%, 7/1/2015, Leverage Factor at purchase date: 2 to 1
		16,701,395
Total Municipal Inverse Floating Rate Notes (Cost $126,374,652)		130,686,668
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $969,051,488)+	106.4	1,029,382,990
Other Assets and Liabilities, Net	(6.4)	(61,860,848)
Net Assets	100.0	967,522,142
* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2007.
** Partial interest paying security. The rate shown represents 65% of the original coupon rate.
+ The cost for federal income tax purposes was $968,476,684. At May 31, 2007, net unrealized appreciation for all securities based on tax cost was $60,906,306. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $63,808,919 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,902,613.
(a) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	4.3
Financial Guaranty Insurance Company	2.4
Financial Security Assurance, Inc.	8.6
MBIA Corp.	12.5
(b) Security incorporates a letter of credit from a major bank.
(c) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of this security is uncertain and there may be changes in the estimated value of this security.
Schedule of Restricted Security
Security	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as a % of Net Assets
Vermont, Multi-Family Housing Revenue, Housing Finance Agency, Northgate Project, 144A, AMT, 8.25%, 6/15/2020	12/12/1989	814,284	830,805	0.1
(d) Security forms part of the below tender option bond trust. Principal amount and value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2007
Assets
Investments in securities, at value (cost $969,051,488)	$ 1,029,382,990
Interest receivable	16,614,508
Receivable for Fund shares sold	1,927,810
Receivable for investments sold	242,000
Due from Advisor	162,154
Other assets	65,537
Total assets	1,048,394,999
Liabilities
Cash overdraft	1,065,269
Distributions payable	859,640
Payable for floating rate notes issued	77,212,500
Payable for Fund shares redeemed	844,033
Accrued management fee	457,059
Other accrued expenses and payables	434,356
Total liabilities	80,872,857
Net assets, at value	$ 967,522,142
Net Assets
Net assets consist of: Undistributed net investment income	146,297
Net unrealized appreciation (depreciation) on investments	60,331,502
Accumulated net realized gain (loss)	(19,791,849)
Paid-in capital	926,836,192
Net assets, at value	$ 967,522,142

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($196,315,100 ÷ 15,298,590 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.83
Maximum offering price per share (100 ÷ 95.50 of $12.83)	$ 13.43

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($41,359,538 ÷ 3,221,917 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.84

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($57,405,968 ÷ 4,470,999 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.84
Class S Net Asset Value, offering and redemption price(a) per share ($669,057,760 ÷ 52,086,340 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.85
Institutional Class Net Asset Value, offering and redemption price(a) per share ($3,383,776 ÷ 263,338 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.85
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2007
Investment Income
Income: Interest	$ 51,367,817
Other income	6,349
Total income	51,374,166
Expenses: Management fee	4,649,149
Administration fee	892,683
Services to shareholders	1,016,943
Custodian fee	20,102
Distribution service fees	1,515,716
Auditing	74,504
Legal	37,953
Trustees' fees and expenses	37,238
Reports to shareholders and shareholder meeting	74,175
Interest expense and fees on floating rate notes	2,088,623
Registration fees	94,992
Other	75,744
Total expenses before expense reductions	10,577,822
Expense reductions	(493,645)
Total expenses after expense reductions	10,084,177
Net investment income	41,289,989
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	417,052
Interest rate swaps	163,000
580,052
Net unrealized appreciation (depreciation) during the period on: Investments	1,433,190
Interest rate swaps	(191,578)
1,241,612
Net gain (loss) on investment transactions	1,821,664
Net increase (decrease) in net assets resulting from operations	$ 43,111,653

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended May 31, 2007
Cash Flows from Operating Activities:
Investment income received*	$ 50,757,666
Payment of operating expenses	(8,420,509)
Payment of interest expense on floating rate notes	(2,088,623)
Proceeds from sales and maturities of investments	525,761,070
Purchases of investments	(656,199,511)
Cash provided (used) by operating activities	$ (90,189,907)
Cash Flows from Financing Activities:
Proceeds from shares sold	$ 258,392,783
Cost of shares repurchased	(152,707,172)
Distributions paid (net of reinvestment of distributions)	(16,136,942)
Cash provided (used) by financing activities	89,548,669
Increase (decrease) in cash	(641,238)
Cash at beginning of period	(424,031)
Cash (overdraft) at end of period	$ (1,065,269)
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 43,111,653
Net (increase) decrease in cost of investments	(134,673,871)
Net (increase) decrease in unrealized appreciation (depreciation) on investments	(1,433,190)
Net (increase) decrease in unrealized appreciation on interest rate swaps	191,578
(Increase) decrease in interest receivable	(1,544,892)
(Increase) decrease in receivable for investments sold	9,999,133
(Increase) decrease in other assets	(175,306)
Increase (decrease) in payable for investments purchased	(5,402,211)
Increase (decrease) in accrued expenses and payables	(262,801)
Cash provided (used) by operating activities	$ (90,189,907)
Non-Cash Financing Activities:
Reinvestment of distributions	$ 24,740,632
* Non-cash activity from market discount accretion and premium amortization in the net amount of $928,392 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2007	2006
Operations: Net investment income	$ 41,289,989	$ 39,827,589
Net realized gain (loss) on investment transactions	580,052	(239,214)
Net unrealized appreciation (depreciation) during the period on investment transactions	1,241,612	(6,485,716)
Net increase (decrease) in net assets resulting from operations	43,111,653	33,102,659
Distributions to shareholders from: Net investment income: Class A	(8,470,680)	(8,710,832)
Class B	(1,753,227)	(2,051,836)
Class C	(2,284,186)	(2,513,821)
Class AARP	(399,428)	(2,974,643)
Class S	(27,946,372)	(23,636,052)
Institutional Class	(161,373)	(51,488)
Net realized gains: Class A	—	(30,383)
Class B	—	(8,482)
Class C	—	(10,352)
Class AARP	—	(10,088)
Class S	—	(78,492)
Institutional Class	—	(62)
Fund share transactions: Proceeds from shares sold	259,491,620	150,712,235
Reinvestment of distributions	24,740,632	23,988,346
Cost of shares redeemed	(153,151,293)	(177,151,242)
Redemption fees	1,531	8,574
Net increase (decrease) in net assets from Fund share transactions	131,082,490	(2,442,087)
Increase (decrease) in net assets	133,178,877	(9,415,959)
Net assets at beginning of period	834,343,265	843,759,224
Net assets at end of period (undistributed net investment income of $146,297 and $113,827, respectively)	$ 967,522,142	$ 834,343,265

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.78	$ 12.88	$ 12.50	$ 12.86	$ 12.55
Income from investment operations: Net investment income	.59	.60	.65	.67	.68
Net realized and unrealized gain (loss) on investment transactions	.05	(.10)	.39	(.35)	.31
Total from investment operations	.64	.50	1.04	.32	.99
Less distributions from: Net investment income	(.59)	(.60)	(.65)	(.67)	(.68)
Net realized gain on investment transactions	—	(.00)*	(.01)	(.01)	—
Total distributions	(.59)	(.60)	(.66)	(.68)	(.68)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 12.83	$ 12.78	$ 12.88	$ 12.50	$ 12.86
Total Return (%)[a]	5.03[b]	4.01	8.48[b]	2.48[b]	8.13[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	196	181	182	151	102
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.20	1.31	1.08	1.08	1.22
Ratio of expenses after expenses reductions (including interest expense) (%)[c]	1.20	1.31	1.02	.88	.98
Ratio of expenses after expense reductions (excluding interest expense) (%)	.96	.98	.90	.80	.80
Ratio of net investment income (%)	4.56	4.70	5.14	5.24	5.44
Portfolio turnover rate (%)	57	43	34	44	16
[a] Total return does not reflect the effect of any sales charges.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. The accounting treatment for such transactions includes corresponding interest income.
* Amount is less than $.005.

Class B Years Ended May 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.78	$ 12.89	$ 12.51	$ 12.86	$ 12.56
Income from investment operations: Net investment income	.49	.50	.55	.57	.58
Net realized and unrealized gain (loss) on investment transactions	.06	(.11)	.39	(.34)	.30
Total from investment operations	.55	.39	.94	.23	.88
Less distributions from: Net investment income	(.49)	(.50)	(.55)	(.57)	(.58)
Net realized gain on investment transactions	—	(.00)*	(.01)	(.01)	—
Total distributions	(.49)	(.50)	(.56)	(.58)	(.58)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 12.84	$ 12.78	$ 12.89	$ 12.51	$ 12.86
Total Return (%)[a]	4.31[b]	3.13	7.65[b]	1.74[b]	7.19[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	50	54	56	53
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.97	2.09	1.85	1.90	2.02
Ratio of expenses after expenses reductions (including interest expense) (%)[c]	1.96	2.09	1.80	1.68	1.78
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.73	1.76	1.68	1.60	1.60
Ratio of net investment income (%)	3.79	3.92	4.36	4.44	4.64
Portfolio turnover rate (%)	57	43	34	44	16
[a] Total return does not reflect the effect of any sales charges.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. The accounting treatment for such transactions includes corresponding interest income.
* Amount is less than $.005.

Class C Years Ended May 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.78	$ 12.89	$ 12.51	$ 12.87	$ 12.56
Income from investment operations: Net investment income	.49	.51	.55	.57	.59
Net realized and unrealized gain (loss) on investment transactions	.06	(.11)	.39	(.35)	.31
Total from investment operations	.55	.40	.94	.22	.90
Less distributions from: Net investment income	(.49)	(.51)	(.55)	(.57)	(.59)
Net realized gain on investment transactions	—	(.00)*	(.01)	(.01)	—
Total distributions	(.49)	(.51)	(.56)	(.58)	(.59)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 12.84	$ 12.78	$ 12.89	$ 12.51	$ 12.87
Total Return (%)[a]	4.31[b]	3.15	7.66[b]	1.69[b]	7.30[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	57	64	63	58	42
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.96	2.07	1.84	1.87	2.00
Ratio of expenses after expenses reductions (including interest expense) (%)[c]	1.96	2.07	1.79	1.65	1.76
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.73	1.74	1.67	1.57	1.58
Ratio of net investment income (%)	3.79	3.94	4.37	4.47	4.66
Portfolio turnover rate (%)	57	43	34	44	16
[a] Total return does not reflect the effect of any sales charges.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. The accounting treatment for such transactions includes corresponding interest income.
* Amount is less than $.005.

Class S Years Ended May 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.79	$ 12.89	$ 12.52	$ 12.87	$ 12.56
Income from investment operations: Net investment income	.62	.63	.67	.67	.69
Net realized and unrealized gain (loss) on investment transactions	.06	(.10)	.38	(.34)	.31
Total from investment operations	.68	.53	1.05	.33	1.00
Less distributions from: Net investment income	(.62)	(.63)	(.67)	(.67)	(.69)
Net realized gain on investment transactions	—	(.00)*	(.01)	(.01)	—
Total distributions	(.62)	(.63)	(.68)	(.68)	(.69)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 12.85	$ 12.79	$ 12.89	$ 12.52	$ 12.87
Total Return (%)	5.36[a]	4.19	8.52	2.59[a]	8.17
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	669	473	488	517	550
Ratio of expenses before expense reductions (including interest expense) (%)[b]	1.04	1.14	.92	.86	.95
Ratio of expenses after expenses reductions (including interest expense) (%)[b]	.96	1.14	.92	.85	.95
Ratio of expenses after expense reductions (excluding interest expense) (%)	.73	.81	.80	.77	.77
Ratio of net investment income (%)	4.79	4.87	5.24	5.27	5.47
Portfolio turnover rate (%)	57	43	34	44	16
[a] Total returns would have been lower had certain expenses not been reduced.
[b] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. The accounting treatment for such transactions includes corresponding interest income.
* Amount is less than $.005.

Institutional Class Years Ended May 31,	2007	2006	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.79	$ 12.90	$ 12.52	$ 12.87	$ 12.73
Income from investment operations: Net investment income	.62	.63	.67	.67	.55
Net realized and unrealized gain (loss) on investment transactions	.06	(.10)	.39	(.34)	.14
Total from investment operations	.68	.53	1.06	.33	.69
Less distributions from: Net investment income	(.62)	(.64)	(.67)	(.67)	(.55)
Net realized gain on investment transactions	—	(.00)***	(.01)	(.01)	—
Total distributions	(.62)	(.64)	(.68)	(.68)	(.55)
Redemption fees	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 12.85	$ 12.79	$ 12.90	$ 12.52	$ 12.87
Total Return (%)	5.40	4.18[b]	8.67	2.61	5.55**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3.36		.16	.5
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.92	1.14	.88	.81	.92*
Ratio of expenses after expenses reductions (including interest expense) (%)[c]	.92	1.11	.88	.81	.92*
Ratio of expenses after expense reductions (excluding interest expense) (%)	.69	.78	.76	.73	.74*
Ratio of net investment income (%)	4.83	4.90	5.28	5.31	5.60*
Portfolio turnover rate (%)	57	43	34	44	16
[a] For the period from August 19, 2002, (commencement of operations of Institutional Class shares) to May 31, 2003.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. The accounting treatment for such transactions includes corresponding interest income.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS High Yield Tax Free Fund (the "Fund") is a diversified series of DWS Municipal Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Shares of Class AARP were designed for members of AARP (Please see Note C, under the caption Other Related Parties). Class AARP Shares were converted into Class S Shares on July 14, 2006.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, securities are valued at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of May 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. The Fund has the price risk of the underlying municipal obligations at the applicable leverage factor. Certain inverse floater securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the original transferred bond and a corresponding liability equal to the floating rate note issued. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the Investment Company Act of 1940. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date. The weighted average outstanding daily balance of the floating rate notes issued during the year ended May 31, 2007 was approximately $60,000,000 with a weighted average interest rate of 3.72%.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $18,824,300 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2008 ($2,690,900), May 31, 2009 ($3,117,500), May 31, 2010 ($4,525,700), May 31, 2012 ($3,606,900), May 31, 2013 ($2,354,900), May 31, 2014 ($2,294,000) and May 31, 2015 ($234,400), the respective expiration dates, whichever occurs first.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$ 1,005,937
Capital loss carryforwards	$ (18,824,300)
Net unrealized appreciation (depreciation) on investments	$ 60,906,306

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2007	2006
Distributions from tax-exempt income	$ 41,015,266	$ 39,938,672
Distributions from taxable income	$ —	$ 137,859

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The end of period cash amount shown in the Statement of Cash Flows represents the cash (overdraft) position in the Fund's custodian bank at May 31, 2007.

B. Purchases and Sales of Securities

During the year ended May 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $641,247,148 and $506,061,937, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The Investment Management Agreement was Amended and Restated effective June 1, 2006.

Under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, accrued daily and payable monthly, at the following annual rates:

First $300 million of the Fund's average daily net assets	.565%
Next $200 million of such net assets	.515%
Over $500 million of such net assets	.490%

Accordingly, for the year ended May 31, 2007, the fee pursuant to the Amended and Restated Investment Management Agreement was equivalent to an annual effective rate of 0.52% of the Fund's average daily net assets.

For the period from June 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its investment management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.96%
Class B	1.74%
Class C	1.74%
Class S	.74%
Institutional Class	.74%

Effective October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.97%
Class B	1.72%
Class C	1.72%
Class S	.72%
Institutional Class	.72%

For the year ended May 31, 2007 the Advisor agreed to reimburse the Fund $13,061 of services to shareholders from non-affiliated entities for Class S shares.

Administration Fee. Effective June 1, 2006, the Fund entered into an Administrative Services Agreement with DIMA, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2007, the Advisor received an Administration Fee of $892,683, of which $82,020 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class AARP (through July 14, 2006) and S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended May 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2007
Class A	$ 71,769	$ 11,216	$ 1,482
Class B	22,544	6,294	2,351
Class C	22,229	1,331	6,227
Class AARP	7,000	7,000	—
Class S	439,525	439,525	—
Institutional Class	297	—	114
	$ 563,364	$ 465,366	$ 10,174

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2007
Class B	$ 349,057	$ 29,155
Class C	454,714	37,461
	$ 803,771	$ 66,616

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2007	Annual Effective Rate
Class A	$ 451,055	$ 42,868.24%
Class B	113,309	4,161.24%
Class C	147,581	14,290.24%
	$ 711,945	$ 61,319

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2007 aggregated $35,254.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2007, the CDSC for Class B and Class C aggregated $103,828 and $8,193, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2007, DWS-SDI received $11,667 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $30,490, of which $6,890 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo were phased out in 2006.

D. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Fee Reductions

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2007, the Fund's custodian fees were reduced by $177 and $15,041, respectively, for custody and transfer agent credits earned.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2007		Year Ended May 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,014,856	$ 51,864,713	3,568,034	$ 45,822,100
Class B	173,066	2,235,647	314,649	4,043,691
Class C	735,088	9,508,262	990,603	12,729,275
Class AARP*	105,489	1,345,354	1,293,298	16,605,561
Class S	14,963,073	194,067,394	5,332,079	68,496,008
Institutional Class	36,406	470,250	234,734	3,015,600
		$ 259,491,620		$ 150,712,235
Shares issued to shareholders in reinvestment of distributions
Class A	388,224	$ 5,010,911	388,657	$ 4,991,535
Class B	65,558	846,106	76,631	984,687
Class C	95,541	1,233,536	104,150	1,338,371
Class AARP*	12,772	162,077	133,816	1,719,541
Class S	1,341,667	17,340,058	1,160,586	14,921,419
Institutional Class	11,446	147,944	2,558	32,793
		$ 24,740,632		$ 23,988,346
Shares redeemed
Class A	(3,245,914)	$ (41,886,348)	(3,974,411)	$ (50,969,287)
Class B	(932,332)	(12,041,581)	(696,100)	(8,939,943)
Class C	(1,347,099)	(17,424,303)	(1,021,704)	(13,116,058)
Class AARP*	(91,722)	(1,168,976)	(769,431)	(9,868,202)
Class S	(6,208,695)	(80,254,409)	(7,323,993)	(93,988,109)
Institutional Class	(28,953)	(375,676)	(20,998)	(269,643)
		$ (153,151,293)		$ (177,151,242)
Shares converted*
Class AARP	(4,985,296)	(63,578,037)	—	—
Class S	4,982,561	$ 63,578,037	—	$ —
		$		$ —
Redemption fees		$ 1,531		$ 8,574
Net increase (decrease)
Class A	1,157,166	$ 14,989,348	(17,720)	$ (153,512)
Class B	(693,708)	(8,959,550)	(304,820)	(3,911,563)
Class C	(516,470)	(6,682,501)	73,049	951,589
Class AARP*	(4,958,757)	(63,239,418)	657,683	8,459,508
Class S	15,078,606	194,732,093	(831,328)	(10,566,859)
Institutional Class	18,899	242,518	216,294	2,778,750
		$ 131,082,490		$ (2,442,087)
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

H. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Municipal Trust and the Shareholders of DWS High Yield Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS High Yield Tax Free Fund (the "Fund") at May 31, 2007, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 20, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended May 31, 2007, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	79
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	77
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: The Kennel Shop (retailer)	79
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	79
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	79
Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	79
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	79
Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, Viasys Health Care[1] (since January 2007). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	79
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	79
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	79
Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	79
Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		77
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	78
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	NOTAX	NOTBX	NOTCX	NOTIX
CUSIP Number	23337W-105	23337W-204	23337W-303	23337W-600
Fund Number	152	252	352	512
For shareholders of Class S
Automated Information Lines	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SHYTX
Fund Number	2008

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period , May 31, 2007, DWS High Yield Tax Free Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS HIGH YIELD TAX FREE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$75,500	$128	$0	$0
2006	$61,700	$0	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$192,500	$11,930	$0
2006	$45,200	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$11,930	$0	$11,930
2006	$0	$197,605	$15,000	$212,605

All other engagement fees were billed for services in connection with industry updates and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Yield Tax Free Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS High Yield Tax Free Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 30, 2007